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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC 20549

                                   FORM 8-K
                                CURRENT REPORT

    Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)

                                 June 13, 2001
                      ___________________________________

                                Universe2U Inc.
     ____________________________________________________________________
            (Exact name of registrant as specified in its chapter)

                                    Nevada
                           _________________________
                (State or other jurisdiction of incorporation)


                                   333-86331
                           _________________________
                           (Commission File Number)


                                  88-0433489
                              ___________________
                       (IRS Employer Identification No.)


                     30 West Beaver Creek Rd. - Suite 109
                        Richmond Hill, Ontario, Canada
                         _____________________________
                   (Address of principal executive offices)


                                    L4B 3K1
                        ______________________________
                                  (Zip Code)


                                (905) 881-3284
                               _________________
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

On June 12, 2001, Universe2U Inc. (the "Company"), issued the press release which contains information meeting the requirements of this Item 5 and is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.
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                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                UNIVERSE2U INC.


Date:   June 13, 2001              By:
                                      /s/ Kim Allen
                                     -----------------------------------
                                     Kim Allen,
                                     President, Chief Executive Officer
                                     and Acting Chief Financial Officer